SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – October 18, 2005

MELLON FINANCIAL CORPORATION

(Exact name of registrant as specified in charter)

Pennsylvania	1-7410	25-1233834
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

	One Mellon Center 500 Grant Street Pittsburgh, Pennsylvania (Address of principal executive offices)	15258 (Zip code)

Registrant’s telephone number, including area code – (412) 234-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 18, 2005, the Registrant conducted a conference call and webcast with respect to results of operations through the third quarter of 2005. A copy of the slide presentation and script for the conference call and webcast is furnished as Exhibit 99.1 to this report. On October 18, 2005, the Registrant made available on its website business sectors financial information and financial trends through third quarter 2005. This availability was referred to in the Registrant’s press release dated October 18, 2005 announcing results of operations for third quarter 2005, which was previously filed pursuant to Item 2.02 of Form 8-K. The text of such business sectors financial information and financial trends is included as Exhibit 99.2 to this report. Such information is to be considered “filed” under the Securities Exchange Act of 1934 and is incorporated by reference into all filings made by the Registrant under the Securities Act of 1933 and the Securities Exchange Act of 1934 which state that this Current Report on Form 8-K is incorporated therein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.2 to this report contains information which may be considered to constitute “non-GAAP financial measures” as defined in Item 10 of Regulation S-K. The Registrant’s management believes that the presentation of such information assists investors in comparing period to period changes in revenues, expenses and income and allows investors to more appropriately evaluate the impact of revenues from both taxable and tax-exempt sources.

Exhibit	Description
Number

99.1	Slide presentation and script for Mellon Financial Corporation’s conference call and webcast held October 18, 2005.

99.2	Mellon Financial Corporation Business Sectors Financial Information and Financial Trends through third quarter 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MELLON FINANCIAL CORPORATION
Date: October 24, 2005
By: /s/ Michael A. Bryson
Michael A. Bryson Chief Financial Officer

EXHIBIT INDEX

Number	Description	Method of Filing

99.1	Slide presentation and script for Mellon Financial Corporation’s conference call and webcast held October 18, 2005.	Furnished herewith

99.2	Mellon Financial Corporation Business Sectors Financial Information and Financial Trends through third quarter 2005.	Filed herewith